Leases - Summary of Lease Cost (Detail) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Leases
Operating lease expense	¥ 41,126	¥ 44,754	¥ 40,001
Short-term lease expense	12,730	13,543	16,438
Total lease expense	¥ 53,856	¥ 58,297	¥ 56,439
Cash paid for amounts included in the measurement of lease liabilities:
Weighted-average remaining lease term (in years) - operating leases	2 years 8 months 12 days
Weighted-average discount rate - operating leases	4.80%